EXHIBIT 99-1


DERMA SCIENCES, INC.
BALANCE SHEETS
June 30, 2000


                                                                                                       *
                                                                     ACTUAL      ADJUSTMENTS       PROFORMA
                                                                 ----------------------------------------------
Current Assets
      Cash and cash equivalents                                          870,511         400,000     1,270,511
      Accounts Receivable, net                                         1,867,298                     1,772,990
      Inventories                                                      1,299,750                     1,327,789
      Current portion of officer's note receivable                        19,330                        19,330
      Prepaid expenses and other current assets                          420,427                       445,449
                                                                 ---------------   -------------  ------------
Total Current Assets                                                   4,477,316         400,000     4,836,069

Property and equipment, net                                              330,637                       340,651

Long-term Assets

      Goodwill and other intangibles, net                              1,485,601                     1,496,042
      Officer's note receivable                                           76,034                        76,034
                                                                 ---------------   -------------  ------------


                                                                       6,369,588         400,000     6,748,796
                                                                 ---------------   -------------  ------------

Current Liabilities

      Accounts payable                                                 1,038,258                     1,139,980
      Accrued expenses                                                   413,496                       431,443
      Bank Line of credit                                                950,000                     1,000,000
                                                                 ---------------   -------------  ------------
Total Current Liabilities                                              2,401,754               -     2,571,423

Long-term Liabilities

      Convertible Bonds                                                  850,000        (375,000)      475,000
                                                                 ---------------   -------------  ------------
                                                                       3,251,754        (375,000)    3,046,423
                                                                 ---------------   -------------  ------------


Stockholders Equity

      Common Stock                                                        14,092           5,667        19,759
      Convertible Preferred Stock                                         14,809           3,750        18,559
      Additional Paid-in Capital                                      11,416,947         765,583    12,182,530
      Accumulated Deficit                                             (8,328,014)                   (8,322,450)
                                                                 ---------------   -------------  ------------
Total Stockholders Equity                                              3,117,834         775,000     3,898,398
                                                                 ---------------   -------------  ------------

                                                                       6,369,588         400,000     6,944,821
                                                                 ---------------   -------------  ------------

TOTAL STOCKHOLDERS' EQUITY                                             3,117,834                     3,898,398
  Less: Net Goodwill at June  30, 2000                                 1,301,058                     1,301,058
                                                                 ----------------                --------------
Net Tangible Assets                                                    1,816,776                     2,597,340
                                                                 ================                ==============


* PROFORMA ADJUSTMENTS REFLECT THE PURCHASE OF 533,333 SHARES ($400,000) OF COMMON STOCK AT $0.75 PER SHARE AND CONVERSION OF $375,000 IN PRINCIPAL AMOUNT OF CONVERTIBLE BONDS.

DERMA SCIENCES, INC.
SCHEDULE OF GOODWILL - NET

                                  BALANCE           LESS           BALANCE
                                 BEGINNING      AMORTIZATION       ENDING
                               ------------------------------------------------
  Balance as of:

                 31-Mar-00       $1,354,690       $ 26,816      $1,327,874

                 30-Jun-00        1,327,874         26,816       1,301,058

                 30-Sep-00        1,301,058         26,816       1,274,242

                 31-Dec-00        1,274,242         26,816       1,247,426